WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                           AXIOM PHARMACEUTICALS, INC.

              WARRANT FOR THE PURCHASE OF UP TO 1,250,000 SHARES OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

NO. UW-03                                                       1,250,000 SHARES

THIS CERTIFIES that, for value received, SF Capital Partners Ltd. with an address at c/o Staro Asset Management, LLC, 3600 South Lake Drive, St. Francis, Wisconsin 53235 (including any transferee, the "Holder"), is entitled to subscribe for and purchase from Axiom Pharmaceuticals, Inc., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M., New York time, September 12, 2008 (the "Exercise Period"), up to one million, two hundred and fifty thousand (1,250,000) shares of the Common Stock at an initial exercise price per share equal to $3.00, subject to adjustment pursuant to the terms hereof (the "Exercise Price"). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. (a) This Warrant may be exercised during the Exercise Period as to all or a lesser number of whole Warrant Shares by the surrender of this Warrant (with the Exercise Form attached hereto duly executed) to the Company at its office at 4695 Macarthur Court, 11th Floor, Newport Beach, California,
Attention: Secretary, or at such other place as is designated in writing by the

Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

                  (b) This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 1(b). This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Exercise Form specifying the number of Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Exercise Form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 1(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

                  X =          Y(A-B)
                               ------
                                 A

     where:

                  X = the number of shares of Common Stock to be issued to the
                      Holder under this Section 1(b);

                  Y = the number of Warrant Shares identified in the Exercise
                      Form as being applied to the subject exercise;

                  A = the Current Market Price on such date; and B = the Exercise Price on such date

For purposes of this Section 1(b), the "Current Market Price" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Small Cap Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

The Company acknowledges and agrees that this Warrant was issued on September 12, 2003 (the "Issuance Date"). Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section

1(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

         Notwithstanding the foregoing, the Holder may conduct a cashless exercise pursuant to this Section 1(b) only after the first anniversary of the Issuance Date, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective at the time that the Holder wishes to conduct such cashless exercise.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company may require prior to registering any transfer of a Warrant an opinion of counsel reasonably satisfactory to the Company that such transfer complies with the provisions of the Act, and the rules and regulations thereunder.

                  (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant

Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering (the "Subscription Agreement"). The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided for in that certain Registration Rights Agreement, of even date herewith, by and among the Company, the Holder and certain other parties (the "Registration Rights Agreement"), or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act in the opinion of counsel reasonably acceptable to the Company.

         4. The Company shall at all times reserve and keep available out its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant , in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the then applicable Exercise Price per share on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive.

                  (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the then applicable Exercise Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the then applicable Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such

Exercise Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

                  (d) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (e) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b) or 5(c) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

                  (g) Whenever  there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price of such share of Common Stock on the date of exercise of this Warrant.

         6. (a) In case of any consolidation or combination with or merger of the Company with or into another corporation or entity (other than a merger, consolidation or combination in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation, entity or person of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (collectively an "Extraordinary Event"), such successor, leasing, or purchasing corporation, entity or person, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof (collectively "Extraordinary Event Consideration") receivable upon such Extraordinary Event by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such Extraordinary Event, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation, combination or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, combination or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, combination or merger. Thereafter, appropriate provision shall be made for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, combinations, mergers, sales, leases, or conveyances.

         7.       In case at any time the Company shall propose to:

                  (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

                  (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property or other Extraordinary Event; or

                  (d) effect any liquidation, dissolution, or winding-up of the Company; or

                  (e) take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

         8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9. Unless registered pursuant to the Registration Rights Agreement, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         11. The holder of this Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         12. The Warrants are redeemable, commencing 60 days from the Issuance Date, by the Company at a price of $.05 per Warrant at any time prior to their exercise or expiration upon 30 days prior written notice; provided, however, that the (i) closing sales price for the Common Stock for at least 30 consecutive calendar days ending on the third day prior to the date notice of redemption is given by the Company has been at least $4.00 per share; (ii) a registration statement relating to the Warrant Shares issuable upon exercise of the Warrants has been declared effective by the Commission and is available for resale of such Warrant Shares during the entire 30-day notice period; and (iii) the holder would not be prevented from selling the Warrant Shares issuable upon exercise of the Warrants subject to the notice of redemption as a result of the lock-up/dribble-out provisions contained in Section 3.10 of the Securities Purchase Agreement under which the Preferred Stock and the Warrants were issued and sold by the Company, after aggregating the number of Warrant Shares issuable upon exercise of the Warrants subject to the notice of redemption with (A) those Warrant Shares currently held by the holder and (B) those shares of Common Stock currently held by the holder as a result of its conversion of shares of the Preferred Stock. The Warrants remain exercisable during the 30-day notice period. Any Warrant holder who does not exercise that holder's Warrants prior to their expiration or redemption, as the case may be, forfeits that holder's right to purchase the shares of Warrant Shares underlying the Warrants. For purposes of determining whether and to what extent Warrants may be eligible for redemption pursuant to paragraph (iii) above, the Company may request the holder provide a written statement as to the number of Warrant Shares currently held by the holder and shares of Common Stock currently held by the holder as a result of its conversion of shares of the Preferred Stock. This request, if made, shall be in writing and the holder shall respond in writing within five business days. If the holder fails to respond within the requisite time period, the Company may assume that the Warrants are eligible for redemption pursuant to paragraph (iii) and, assuming all other conditions of this Section are met, issue a notice of redemption to the holder.

         13. The Company may by notice to the holders of all the Warrants make any changes or corrections in the Warrants (i) that it shall deem in good faith appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error contained in the Warrants; or (ii) that it may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrants; provided, however, that the Warrants shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the holders of Warrants representing not less than 51% of the Warrants then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of this Warrant, or increasing the Exercise Price therefor, or the acceleration of the termination of the Exercise Period, shall be made without the consent in writing of the holders of Warrants representing not less than two-thirds of the Warrants then outstanding (other than such changes as are specifically prescribed by this Warrant as originally executed or are made in compliance with applicable law).

         14. This Warrant has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

         15. (a) The Company shall not effect the exercise of this Warrant, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and
(ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, shares of Preferred Stock, any debentures, convertible notes or other convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within five business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 9.99% limitation calculation.

                  (b) Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of this Warrant, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with the terms set forth in paragraph 15(a), above. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such person may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 6 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

Dated:  _________, 2003

                                   AXIOM PHARMACEUTICALS, INC.
Attest:

                                   By:
                                      ----------------------------------------
                                            Name:
                                                     -------------------------
Secretary                                   Title:
                                                     -------------------------
























::ODMA\PCDOCS\DALLAS_1\3176987\3
349:21352-2

                           AXIOM PHARMACEUTICALS, INC.

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

To:      Axiom Pharmaceuticals, Inc.
         4695 Macarthur Court, 11th Floor
         Newport Beach, California 92660

         Attention: Secretary

         FOR VALUE RECEIVED, _______________ hereby sells, assigns, and transfers unto _______________ that certain Warrant (Number UW-______) to purchase __________ shares of Common Stock, par value $0.001 per share, of Axiom Pharmaceuticals, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
       --------------------

                                      Signature:
                                                 -----------------------------


                                     NOTICE:

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                           AXIOM PHARMACEUTICALS, INC.

                                  EXERCISE FORM

         (To be completed and signed only upon exercise of the Warrants)

To:      Axiom Pharmaceuticals, Inc.
         4695 Macarthur Court, 11th Floor
         Newport Beach, California 92660

         Attention: Secretary

         The undersigned hereby exercises his or its rights to purchase ___________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:


                                      ----------------------------------------

                                      ----------------------------------------

                                      ----------------------------------------
                                      (Print Name, Address and Social Security
                                             or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: ____________, ________            Name:
                                               ------------------------------
                                                        (Please Print)
                                       Address:
                                               ------------------------------

                                               ------------------------------

                                               ------------------------------


                                               ------------------------------
                                                        (Signature)